Exhibit 21.1

SUBSIDIARIES OF FORTRESS NET LEASE REIT

Subsidiary	Jurisdiction of Formation
FNLR GP LLC	Delaware
FNLR Management LLC	Delaware
FNLR OP LP	Delaware
FNLR SLP LLC	Delaware
FNLR Holdings LLC	Delaware
FNLR IBKY LLC	Delaware
FNLR 1BAL LLC	Delaware
FNLR 1NWB LLC	Delaware
FNLR 1SEA LLC	Delaware
FNLR Chips on the Table LLC	Delaware
FNLR CIBM LLC	Delaware
FNLR FFSC LLC	Delaware
FNLR Fuji LLC	Delaware
FNLR Good Vibrations LLC	Delaware
FNLR NonFriction LLC	Delaware
FNLR Rex Banner LLC	Delaware
FNLR Steel Rolling LLC	Delaware
FNLR Under Pressure LLC	Delaware
FNLR Ursa Minor LLC	Delaware
FNLR PFG Holdings LLC	Delaware
SP Hern Ave St. Louis MO, LLC	Delaware
FNLR Compounds Matter LLC	Delaware
FNLR MSCU LLC	Delaware
FNLR MS LLC	Delaware

FNLR Debugged LLC	Delaware
FNLR Harvester LLC	Delaware
FNLR INCU LLC	Delaware
FNLR OFCU LLC	Delaware
FNLR Need for Seed LLC	Delaware
FNLR Pipe Dream LLC	Delaware
FNLR JLCU LLC	Delaware
FNLR BGSB LLC	Delaware
FNLR NSBC LLC	Delaware
FNLR MVBB LLC	Delaware
FNLR 1SUM LLC	Delaware
FNLR Compounds Matter Too LLC	Delaware
FNLR HSCU LLC	Delaware
FNLR API LLC	Delaware
FNLR Dirigible LLC	Delaware
FNLR BFNB LLC	Delaware
GV Sprockets Sub LLC	Delaware
FNLR Good Chemistry LLC	Delaware
FNLR Pinafore LLC	Delaware
FNLR SFCU LLC	Delaware
FNLR Straight Six LLC	Delaware
FNLR Even Flow LLC	Delaware
FNLR Here in My Car LLC	Delaware
FNLR PBHZ LLC	Delaware
FNLR FNBP LLC	Delaware
FNLR BOMO LLC	Delaware

FNLR FSBB LLC	Delaware
FNLR Secured LLC	Delaware
FNLR Logistics LLC	Delaware
FNLR Grocery LLC	Delaware
FNLR CSCU LLC	Delaware
FNLR Flavor LLC	Delaware
FNLR Ion Nampa LLC	Delaware
FNLR Well Read LLC	Delaware
FNLR RWBC LLC	Delaware
FNLR Homer LLC	Delaware
FNLR BNSB LLC	Delaware
FNLR Ion Cheyenne LLC	Delaware
FNLR CAP TRS LTD	Cayman Islands
FNLR Mud LLC	Delaware
FNLR Fortuna Major LLC	Delaware
FIG Ion Timber LLC	Delaware
FNLR New Metal LLC	Delaware
FNLR Down the Drain LLC	Delaware
FNLR Print Em GP LLC	Delaware
FNLR Print Em LP LLC	Delaware
FNLR Print LLC	Delaware
FNLR/STP Print Em Venture LP	Delaware
FNLR Print BTS LP	Delaware
FNLR Print BTS GP LLC	Delaware
FNLR European Asset Holdings Ltd	UK
FNLR European Asset Subsidiary Holdings Ltd	UK